MasterCard Incorporated 3 rd Quarter 2007 Financial Results Conference Call October 31, 2007

3
rd
Quarter Financial Results
•
Delivered quarterly net income of $314 million and earnings per share of $2.31, on a diluted basis (including $0.51 from gains on partial sale of Redecard investment)
•
Achieved record quarterly net revenue of $1.08 billion, growth of 20.1%
primarily due to:
–
Gross dollar volume growth (12.8%
*
to $577 billion)
–
Increase in processed transactions (13.3% to 4.8 billion)
–
Increase in cross-border volumes (20.6%)
–
Pricing adjustments (2%)
•
Improved operating margin by 2.1 ppts. to 32.6% from 30.5% in Q3
2006
* On a local currency basis

3

rd
Quarter Highlights
•
Announcing incremental $750 million Class A share repurchase program and a second 2007 Class B share conversion program
•
Repurchased approximately 2 million shares of Class A common stock for
$277 million as of 9/30/07
–
Completed $500 million Class A share repurchase plan in October
•
Converted approximately 5 million shares of Class B to Class A common stock as of 9/30/07
–
Total of 7.6 million shares converted in first conversion program
•
Realized gain from sale of 25% of Redecard investment

$ 2.31
$ 314
(168)
(1)
(16)
146
353
32.6%
22
10
_
264
433
$ 1,083
Actual
3Q 07
_ _ Litigation
69.4 (99) Tax Expense
1.9 (17) Interest Expense
(11.4) 25 Depreciation and Amortization
NM _ Charitable Contribution
$ 1.42
$ 193
_
34
275
30.5%
209
393
$ 902
Actual
3Q 06
NM Other Income
62.7 Diluted EPS
62.9 Net Income
26.4 Advertising and Marketing
325.4 Investment Income
10.2 General and Administrative
28.6
2.1 ppts
Operating Income
Operating Margin
20.1 Net Revenue
Growth %
3
rd
Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding

MasterCard Branded Volume (GDV)
3
rd
Quarter 2007
Note: Figures may not sum due to rounding
7.7 7.7 256 United States
12.8 16.6 577 Worldwide
13.3 21.2 23 Canada
36.8 41.3 11
South Asia/Middle East/Africa (SAMEA)
17.1 22.3 78 Asia Pacific
20.2 24.2 39 Latin America
16.1 25.8 171 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth Rate %

3
rd
Quarter Revenue - Assessments
($ in millions)
•
Net assessments increased
20.7%, or $50 to $291
•
Gross assessments increased
15.4%, or $70 to $525 due to
strong GDV growth of 12.8%*
•
Net assessments as a % of
gross assessments improved
slightly
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessments
* On a local currency basis
$0
$50
$100
$150
$200
$250
$300
$350
3Q06 3Q07
20%
30%
40%
50%
60%
70%
80%
$241
$291

3
rd
Quarter Revenue - Operations Fees
($ in millions)
•
Net operations fees up 19.8%,
or $131 to $792
•
Gross operations fees
increased 20.6%, or $150 to
$879.  Key drivers include:
–
Processed transactions
growth: 13.3%
–
GDV growth: 12.8%*
–
Cross-border volume
growth of 20.6%
–
Pricing adjustments and
new programs
•
Net operations fees as a % of
gross operations fees
decreased slightly
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees
* On a local currency basis
$0
$100
$200
$300
$400
$500
$600
$700
$800
3Q06 3Q07
85%
88%
91%
94%
97%
100%
$661
$792

3
rd
Quarter Operating Expenses
($ in millions)
• Total operating expenses
increased 16.3% to $730
• G&A increased 10.2%, or
$40, driven by:
–
Higher personnel costs for
additional staff/contractors
–
Increased employee
performance incentives
• A&M increased 26.4%, or
$55, due to:
–
Initiatives to support
company strategy
–
Planned shift in spending
to the second half of 2007
• Charitable cash contribution
of $10 to MasterCard
Foundation
$0
$100
$200
$300
$400
$500
3Q07 3Q06
General & Administrative Advertising & Marketing
Depreciation & Amortization Charitable Contribution
$393
$209
$22
$433
$264
$25
$10

3
rd
Quarter Cash Flow Statement and
Balance Sheet Highlights
• Generated $718 million in cash flow from operations during the nine months ended 9/30/07
• Cash, cash equivalents and available-for-sale securities of $3.3 billion and stockholders’ equity of $3.2 billion at 9/30/07
• Repurchased approximately 2 million Class A shares for $277 million;
classified as treasury stock
• Prepaid expenses increased $66 million primarily due to higher customer incentives and advertising and marketing expenses
• Accrued expenses increased $32 million mainly due to customer and merchant incentives
• Investment securities, available for sale, increased $299 million mainly due to mark-to-market adjustment of Redecard investment

4
th
Quarter 2007 Items for Consideration
• Special items
–
Litigation settlements of $2 million in 4Q 2006
• G&A – now expect:
–
Second half growth to be slightly lower than first half
–
4Q will have highest sequential and YOY growth rate in 2007
• A&M - continue to expect:
–
Low single-digit growth for the full-year
–
Highest spend in 4Q, but more evenly distributed between 3Q and 4Q than in prior years
• Will provide update on second Class B share conversion program and incremental $750 million Class A share repurchase on 4Q 2007 earnings call
Income Statement